                                                                  CONFORMED COPY

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            March 15, 2005


                               CAMBREX CORPORATION
             (Exact name of Registrant as specified in its charter)

         DELAWARE                        1-10638                22-2476135
(State or other jurisdiction     (Commission File Number)     (IRS Employer
 of incorporation)                                           Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY                   07073
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:           (201) 804-3000




Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                               CAMBREX CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT
                                 MARCH 15, 2005

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On March 15, 2005, Cambrex Corporation issued a press release announcing a restatement of its financial results for the quarterly periods ending March 30, June 30 and September 30, 2004 and adjustments to the results previously announced in the Company's January 27, 2005 press release. A copy of the March 15, 2005 Press Release and accompanying financial statements is attached hereto as Exhibit 99.1

      The financial information contained in this report and the press release attached as Exhibit 99.1 is unaudited, subject to revision and should not be considered final until the Annual Report on Form 10-K is filed. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other document under the Securities Act of 1933.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

      All amounts below are in thousands of dollars except earnings per share figures.

      As previously announced in the Company's press release dated January 27, 2005, in the course of preparing the 2004 financial results for the fiscal year ended December 31, 2004, Cambrex Corporation (the "Company") identified certain potential adjustments, which were under review by the Company at the time of the January 27, 2005 press release. Subsequent to January 27, 2005 the Company identified additional potential adjustments, and on March 11, 2005 concluded, in accordance with the materiality guidelines set forth in Staff Accounting Bulletin No. 99, to restate the previously reported results for the quarterly periods ending March 31, June 30 and September 30, 2004, as well as the results reported in its January 27, 2005 press release.

      Management of the Company and its independent registered public accountant met with the Audit Committee of the Board of Directors of the Company to discuss management's conclusion. The Audit Committee concurred with the conclusion to restate the Company's financial statements for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004. As a result of the Company's decision to restate the previously reported interim periods, the Company's quarterly reports for the quarters ending March 31, June 30 and September 30, 2004 should no longer be relied upon.

      The adjustments principally relate to amortization of leasehold improvements, employee benefit accruals, inventory, and taxes that impacted prior years and prior quarters within 2004. The aggregate impact of the prior years' adjustments was a reduction to net income of $243 and is not considered material to any period prior to 2004. As such, the $243 reduction to net income related to prior years will be included in the results of the first quarter of 2004. After including the prior years' adjustment in the first quarter, the impact on net income for the first, second, and third quarters of 2004 was a decrease of $258, an increase of $178, and a decrease of $718, respectively. The Company will restate the results of the first three quarters of 2004 to reflect these adjustments within the Company's Report on Form 10-K for the year ended December 31, 2004 and the Company will file amendments to the quarterly reports for the quarters ending March 31, 2004, June 30, 2004, September 30, 2004 in the near future.

The schedule below summarizes the impact of the adjustments for each of the previously reported quarters of 2004.

                                                                      Q1 2004      Q2 2004      Q3 2004
                                                                      -------      -------      -------
(In thousands except for EPS data)
As Reported - Income (Loss) from Continuing Operations               $   8,198   $   6,110   $  (44,195)
As Adjusted - Income (Loss) from Continuing Operations               $   7,940   $   6,288   $  (44,913)
As Reported - EPS from Continuing Operations - Diluted               $    0.31   $    0.23   $    (1.69)
As Adjusted - EPS from Continuing Operations - Diluted               $    0.30   $    0.24   $    (1.72)


      The financial information contained in this report and the press release attached as Exhibit 99.1 is unaudited, subject to revision and should not be considered final until the Annual Report on Form 10-K is filed.

ITEM 8.01         OTHER INFORMATION

      The March 15, 2005 press release also announced that the Company had filed a Form 12b-25 with the Securities and Exchange Commission to obtain a fifteen day extension of the due date for the filing of its Annual Report on Form 10-K for the period ending December 31, 2004, in order to afford the Company the necessary time to complete the assessment of internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act.

      Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other document under the Securities Act of 1933.


SAFE HARBOR STATEMENT

Forward-looking statements in this report should be read in conjunction with the Safe Harbor Statement in Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

           (c)    Exhibits

                  (99.1) Press release issued by Cambrex Corporation dated March 15, 2005.

         Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other document under the Securities Act of 1933.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                     CAMBREX CORPORATION


Date:  March 15, 2005                By:      /s/Luke M. Beshar
       --------------                         -----------------
                                     Name:    Luke M. Beshar
                                     Title:   Executive Vice President
                                              Chief Financial Officer